Exhibit 99.2
Digital Realty the trusted foundation | powering your digital ambitions 1Q22 FINANCIAL RESULTS April 2022 Global. Connected. Sustainable.

| 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees Selling GLOBALLY … Supporting LOCALLY EMEAAPAC AMERICAS GLOBAL CONNECTED SUSTAINABLE DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

| 3 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Earned Nareit Leader in the Light award for fifth consecutive year ENVIRONMENTAL Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; established five employee resource groups; signed CEO Action Pledge for diversity; co-chairing Nareit’sdiversity initiative Amended corporate governance guidelines to clarify that director candidate pools must include candidates with diversity of race, ethnicity and gender SOCIAL Instituted minimum stock ownership requirements for directors and management Established proxy access for shareholders and provided shareholders the ability to propose amendments to the bylaws Enhanced Board diversity with the addition of three new Directors 2015 2019 2018 GOVERNANCE 2021 Formalized ESG oversight under the Nominating & Corporate Governance Committee and became a Signatory to the UN Global Compact Named one of “America’s Most Responsible Companies” by Newsweek Published EEO-1 report, providing transparency on the racial and gender composition of the U.S. workforce Maintained constituent status with FTSE4Good Index Series Ranked in Top 100 of America’sMost Just Companies by JUST Capital and CNBC 2020 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 Funded philanthropic organizations to support Ukrainian refugees, those displaced within Ukraine, and the growing humanitarian crisis

| 4 Note: As of March31, 2022. GlobalPlatform Expanding Global Platform Supporting Customer Growth 4,000+ Customers 180,000+ Cross-Connects 50 Metro Areas Seoul DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 Barcelona Zurich Johannesburg Paris

1)Projectedcompoundannualgrowthintheintensityofdatagravity,asmeasuredingigabytespersecond,from2020-2024. ProjectionsaccordingtoDigitalRealty’sproprietaryDataGravityIndexDGx ™ reportasofDecember2020.Patentpending. 2)IDC Worldwide Global Datasphere Forecast, 2021-2025 (IDC #US46410421). 3)Digital Realty, Global Data Insights Survey, April 2022. New York DataGravity CAGR (1) 132% London DataGravity CAGR (1) 129% Zurich DataGravity CAGR (1) 135% ™ Frankfurt DataGravity CAGR (1) 144% Seoul DataGravity CAGR (1) 152% Mumbai DataGravity CAGR (1) 156% Singapore DataGravity CAGR (1) 200% Prioritizing Data Exchange Accelerating Data Creation Of Companies Prioritizing Secure Data Exchange (3) Data Created Annually by 2025 (2) iMasonsClimate Accord Founding Coalition Member Data Gravity Driving Data Center Demand PlatformDIGITAL ® Poised to Capitalize Global Platform Provides Solution | 5 Carbon Tracker DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Financial Results | 6 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. First-quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1)Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 1Q22BOOKINGS 0-1 MW $38.7 mm > 1 MW $117.1 mm OTHER (1) $0.2 mm INTERCONNECTION $10.9 mm TOTAL BOOKINGS $166.9 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 201120122013201420152016201720182019202020212022 | 7 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 $0 $50 $100 $150

$50 million total 1Q bookings from 0-1 MW + Interconnection 47% of 0-1 MW + Interconnection bookings were outside the Americas Connected Data Communities Attracting New Logos | 8 128 new logos Note: For quarter ended March 31, 2022. DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 Suburban Municipality Advertising Platform Reinsurance Provider Cloud Platform Services Consumer Financial Services Connectivity Platform Leading Desktop Applications

Top-Line Step Function Healthy Backlog Sets Solid Foundation | 9 Note: Totals may not add up due to rounding. 1)Amounts shown represent GAAP annualized base rent from leases signed. 2)Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog BACKLOG ROLL-FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 $275M $95M $50M $420M $11M $5M $16M 20222023>20231Q22 Backlog $346M $143M $94M $395M $32M $13M $4M $41M 4Q21 BacklogSignedCommenced1Q22 Backlog

Healthier Pricing Environment
Positive Re-Leasing Spreads Across Product Types and Regions

1Q22 RE-LEASING SPREADS

	0-1 MW	> 1 MW	OTHER [(1)]	TOTAL
RENTAL RATE CHANGE – CASH	2.6%	5.9%	3.4%	3.3%
RENTAL RATE CHANGE – GAAP	3.2%	9.2%	18.8%	6.1%
Signed renewal leases representing … of annualized GAAP rental revenue	$121 million	$33 million	$23 million	$177 million

Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet.
1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.

DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 | 10

Constant-Currency Growth
Double-Digit Top-Line Growth Excluding FX



As Reported
Constant-Currency
7.4%
9.8%
5.7%
3.4%
(3.1%)
(0.9%)
10.3%
7.3%
7.2%
4.9%
1Q22 / 1Q21
Revenue Growth (1)
1Q22 / 1Q21 Stabilized
Cash NOI Growth (2)
FY22E / FY21
Revenue Growth (3)
FY22E / FY21
Core FFO per Share
Growth (3)

Note: Constant-Currency, same-capital (stabilized) cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix.

1) The dashed portion of the chart reflects year-over-year revenue growth and constant-currency revenue growth, pro forma for the sale of $1.7 billion of assets subsequent to 4Q20, including sales to Ascendas REIT, contributions to Digital Core REIT and the sale of 150 South 1st Street.
2) Net income for the quarter ended March 31, 2022 was $76 million. Net income for the quarter ended March 31, 2021 was $394 million.
3) The lighter shaded portion represent guidance ranges for Revenue and Constant-Currency Revenue and Core FFO per share and Constant-Currency Core FFO per share. The midpoints of 2022 Revenue and Constant-Currency Revenue guidance represent 7.3% and 10.3% growth over 2021, respectively. The midpoints of 2022 Core FFO and Constant-Currency Core FFO guidance represent 4.9% and 7.2% growth over 2021, respectively.

DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 | 11

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: FactSet. Note: Totals may not add up due to rounding. 1)As of March 31, 2022. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2)Core FFO is a non-GAAP financial measure. For a definition of Core FFO and a reconciliation to its nearest GAAP equivalent, seethe Appendix. 3)Based on average exchange rates for the quarter ended March 31, 2022 compared to average exchange rates for the quarter endedMarch 31, 2021. 2.7% INCREASE 6.3% INCREASE U.S. DOLLAR INDEX EXPOSURE BY REVENUE (1) CORE FFO/SHARE EXPOSURE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO | 12 2022 $6.85 / Sh 0.75% SOFR +/-100 bps < 0.1% GBP +/-10% 2.0% EUR +/-10% USD CAD GBP EURO JPY HKD SGD AUD <1% 6% 24% <1% <1% 6% 1% SEK <1% DKK <1% CHF 1% <1% <1% HRK KES 58% DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 58% <1% 6% 24% < 1% 6% <1% 1% < 1% < 1% 1% < 1% <1% 85 90 95 100 105 Jan-21Apr-21Jul-21Oct-21Jan-22 1Q211Q22 Apr-22

Four Quarter Two-Step Record Backlog Drives Second-Half Pickup Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. 2022E CORE FFO PER SHARE | 13 1Q22NOINormalizedFX2Q223Q224Q22 OpEx Growth DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Committed to Conservative Capital Structure
Maximizing Capital Menu Options, Minimizing Cost



Net Debt to Adjusted EBITDA (1)
6.3x
-0.4x
5.9x
9% Floating Rate Debt
3% Floating Rate Debt (3)
1Q22 Reported
Pro Forma Adjustments (3)
1Q22 As Adjusted (3)
Fixed Charge Coverage Ratio (2)
5.5x
0.2x
5.7x
1Q22 Reported
Pro Forma Adjustments (3)
1Q22 As Adjusted (3)

1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including JV share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by four.
2) Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges (including our pro rata share of unconsolidated joint venture fixed charges).
3) Pro forma for the full physical settlement of the September 2021 forward equity sales; assumes proceeds used to pay down credit facility.

DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 | 14

Matching the Duration of Assets and Liabilities
Clear Runway on the Left, No Bar Too Tall on the Right

DEBT MATURITY SCHEDULE AS OF MARCH 31, 2022 (1)(2)

(U.S. $ in billions)

6.1 YEARS
Weighted Avg.
Maturity (1)(2)

2.2%
Weighted Avg.
Coupon (1)



$0.7
$0.1
$1.0
$1.3
$2.1
$1.3
$1.4
$1.7
$1.6
$1.7
$1.7
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032 +
Pro Rata Share of JV Debt
Unsecured Senior Notes - GBP
Other Unsecured Debt
Unsecured Credit Facilities
Secured Mortgage Debt
Unsecured Senior Notes - EUR
Unsecured Green Senior Notes - CHF
Pro Forma Payoffs
Unsecured Senior Notes - USD
Unsecured Senior Notes - CHF
Unsecured Green Senior Notes - EUR

DEBT PROFILE



99%
Unsecured
91%
Fixed
77%
Non-USD
Unsecured
Secured
Fixed
Floating
Euro
USD
GBP
Other

Note: As of March 31, 2022.
Includes Digital Realty's pro rata share of six unconsolidated joint venture loans and debt securities.
Pro forma for the full physical settlement of the September 2021 forward equity sales; assumes proceeds used to pay down credit facility.
1) Assumes exercise of extension options.

DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 | 15

Q&A | 16 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth | 17 SUCCESSFUL 1Q22INITIATIVES 1.Strengthening Connections with Customers Booked $167 million of new business and landed 128 new logos 2.Enhancing our Global Platform Announced transaction establishing Digital Realty as the leading Pan-African provider 3.Exceeding Expectations Beat consensus estimates and maintained guidance despite stronger FX headwinds 4.Strengthening the Balance Sheet Raised attractively priced long-term capital, redeemed high-coupon debt DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Appendix | 18 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 1Q22TRAILING FOUR-QUARTER AVERAGEBOOKINGS 0-1 MW $38.4 mm > 1 MW $85.4 mm OTHER (1) $2.1 mm INTERCONNECTION $11.5 mm TOTAL BOOKINGS $137.4 mm 201120122013201420152016201720182019202020212022 | 19 Note: Darker shading represents interconnection bookings. First quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1)Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 $0 $50 $100 $150

Appendix Management Statements on Non-GAAP Measures | 20 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper -2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excludingreal estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from useormarket conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materiallyimpact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, ourFFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items thatdo not reflect core revenue or expense streams, it provides a performance measure that, when comparedyear overyear, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i)termination fees and other non-core revenues, (ii)transaction and integration expenses, (iii)loss from early extinguishment of debt, (iv) gain on /issuance costs associated with redeemed preferred stock, (v)severance, equity acceleration, and legal expenses, (vi)gain/loss on FX revaluation, and (vii)other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation& amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends,including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation& amortization, unconsolidatedjoint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and AdjustedEBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilitiesexpense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above-and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differentlythan we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Constant-Currency Core Funds from Operations: We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations. DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Appendix Forward-Looking Statements | 21 This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; expected physical settlement of the forward sale agreements and use of proceeds from any such settlements; our expected investment and expansion activity; our jointventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ™ ; Data Gravity Index DGx ™ ; public cloud services spending; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2022 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations,lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expectedtime and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward- looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; on our or our customers’, suppliers’ or business partners’ operations during a pandemic, such as COVID-19; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our inabilitytosuccessfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions;our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules andregulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2021, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible formanagement to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGxand Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 22 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 March 31, 2022 March 31, 2021 Net income available to common stockholders63,101 $ 372,406 $ Adjustments: Noncontrolling interests in operating partnership1,600 9,800 Real estate related depreciation and amortization (1)374,162 364,697 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 29,320 19,378 (Gain) on real estate transactions (2,770) (333,921) Impairment of investments in real estate- - FFO available to common stockholders and unitholders465,412 $ 432,360 $ Basic FFO per share and unit1.60 $ 1.50 $ Diluted FFO per share and unit1.60 $ 1.49 $ Weighted average common stock and units outstanding Basic290,163 288,377 Diluted290,662 289,211 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 382,132 369,733 Non-real estate depreciation (7,970) (5,036) 374,162 $ 364,697 $ March 31, 2022 March 31, 2021 FFO available to common stockholders and unitholders -- basic and diluted465,412 $ 432,360 $ Weighted average common stock and units outstanding290,163 288,377 Add: Effect of dilutive securities 499 834 Weighted average common stock and units outstanding -- diluted290,662 289,211 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2022March 31, 2021 Total operating revenues1,127,322 1,090,391 less: Proforma disposition adjustment- (40,357) plus: Constant currency adjustment25,551 - Total operating revenues (as adjusted) 1,152,873 1,050,034 Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 23 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 March 31, 2022 March 31, 2021 FFO available to common stockholders and unitholders -- diluted465,412 $ 432,360 $ Other non-core revenue adjustments13,916 (59) Transaction and integration expenses11,968 14,120 Loss from early extinguishment of debt51,135 18,347 (Gain) / Loss on FX revaluation(67,676) 34,072 Severance accrual and equity acceleration2,077 2,427 Other non-core expense adjustments7,657 (19,239) CFFO available to common stockholders and unitholders -- diluted484,490 $ 482,027 $ Diluted CFFO per share and unit1.67 $ 1.67 $ Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 24 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended March 31, 2022March 31, 2021 Net income available to common stockholders$ 63,101 $ 372,406 Interest66,725 75,653 Loss from early extinguishment of debt51,135 18,347 Income tax expense (benefit)13,244 7,547 Depreciation and amortization382,132 369,733 EBITDA 576,337 843,686 Unconsolidated JV real estate related depreciation & amortization29,320 19,378 Unconsolidated JV interest expense and tax expense21,111 8,786 Severance accrual and equity acceleration2,077 2,427 Transaction and integration expenses11,968 14,120 (Gain) / loss on sale of investments(2,770)(333,921) Other non-core adjustments, net(48,858)38,575 Noncontrolling interests3,629 8,756 Preferred stock dividends, including undeclared dividends10,181 13,514 Adjusted EBITDA $ 602,994 $ 615,320

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 25 DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 March 31, 2022 March 31, 2021 Rental revenues582,356 $ 609,098 $ Tenant reimbursements - Utilities165,022 157,992 Tenant reimbursements - Other43,726 47,552 Interconnection and other80,779 80,509 Total Revenue 871,884 895,151 Utilities180,262 171,093 Rental property operating146,096 150,508 Property taxes37,273 38,109 Insurance3,198 2,521 Total Expenses 366,828 362,232 Net Operating Income505,056 $ 532,920 $ Less: Stabilized straight-line rent(11,143) $ 1,962 $ Above and below market rent655 (1,211) Cash Net Operating Income - Reported 515,543 $ 532,169 $ Constant currency adj11,664 0 Cash Net Operating Income - Constant currency 527,207 $ 532,169 $ Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]			$	41,257,638
Liquidation value of preferred equity[ii]				755,000
Total debt at balance sheet carrying value				14,388,215
Total Enterprise Value			$	56,400,853
Total debt / total enterprise value				25.5%
Debt-plus-preferred-to-total-enterprise-value				26.8%

(i) Market Value of Common Equity

Common shares outstanding		284,666
Common units outstanding		6,290
Total Shares and Partnership Units		290,957
Stock price as of March 31, 2022	$	141.80
Market value of common equity	$	41,257,638

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 3/31/22
Total debt at balance sheet carrying value	$	14,388,215
Add: DLR share of unconsolidated joint venture debt		813,519
Add: Capital lease obligations, net		329,755
Less: Unrestricted cash		(189,221)
Net Debt as of March 31, 2022	$	15,342,268
Net Debt / LQA Adjusted EBITDA[iii]		6.4x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	63,101
Interest expense		66,725
Taxes		13,244
Depreciation and amortization		382,132
EBITDA		576,337
Unconsolidated JV real estate related depreciation & amortization		29,319
Unconsolidated JV interest expense and tax expense		21,111
Severance accrual and equity acceleration and legal expenses		2,077
Transaction and integration expenses		11,968
Gain on sale / deconsolidation		(2,770)
Other non-core adjustments, net		(48,858)
Noncontrolling interests		3,629
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	602,994
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,411,974

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 3/31/22
Total GAAP interest expense (including unconsolidated JV interest expense)	84,242
Add: Capitalized interest	14,751
GAAP interest expense plus capitalized interest	98,993
Debt Service Ratio	6.1x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 3/31/22
GAAP interest expense plus capitalized interest	98,993
Preferred dividends	10,181
Total fixed charges	109,175
Fixed charge ratio	5.5x

Unsecured Debt/Total Debt

	QE 3/31/22
Global unsecured revolving credit facility	943,325
Unsecured senior notes, net of discount	13,284,650
Secured debt, including premiums	160,240
Capital lease obligations, net	329,755
Total debt at balance sheet carrying value	14,717,970
Unsecured Debt / Total Debt	98.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 3/31/22
Total debt at balance sheet carrying value	14,388,215
Less: Unrestricted cash	(189,221)
Capital lease obligations, net	329,755
DLR share of unconsolidated joint venture debt	813,519
Net Debt as of March 31, 2022	15,342,268
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	16,097,268
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	6.7x

Note: For quarter ended March 31, 2022.

DIGITAL REALTY | 1Q22 FINANCIAL RESULTS | APRIL 28, 2022 | 26